The Gabelli Equity Income Fund

A series of the Gabelli Equity Series Funds, Inc.

SUMMARY PROSPECTUS January 28, 2021

Class AAA (GABEX), A (GCAEX), C (GCCEX), I (GCIEX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2021 are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

Investment Objective

The Equity Income Fund seeks to provide a high level of total return on its assets with an emphasis on income.

Fees and Expenses of the Equity Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Equity Income Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 45 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses	1.48%	1.48%	2.23%	1.23%

Expense Example

This example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Equity Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Equity Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$151	$468	$808	$1,768
Class A Shares	$717	$1,016	$1,336	$2,242
Class C Shares	$326	$697	$1,195	$2,565
Class I Shares	$125	$390	$676	$1,489

You would pay the following expenses if you did not redeem your shares of the Equity Income Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$151	$468	$808	$1,768
Class A Shares	$717	$1,016	$1,336	$2,242
Class C Shares	$226	$697	$1,195	$2,565
Class I Shares	$125	$390	$676	$1,489

Portfolio Turnover

The Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Income Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Equity Income Fund’s performance. During the most recent fiscal year, the Equity Income Fund’s portfolio turnover rate was less than 0.5% of the average value of its portfolio.

Principal Investment Strategies

The Equity Income Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities. In making stock selections, Gabelli Funds, LLC, the Equity Income Fund’s adviser (the “Adviser”), looks for securities that have a better yield than the average of the Standard and Poor’s 500 Index (the “S&P 500 Index”), as well as capital gains potential.

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•have strong free cash flow and pay regular dividends

•have potential for long term earnings per share growth

•may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business

•are well managed

•will benefit from sustainable long term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Principal Risks

You may want to invest in the Equity Income Fund if:

•you are a long term investor

•you are seeking income as well as capital appreciation

The Equity Income Fund’s share price will fluctuate with changes in the market value of the Equity Income Fund’s portfolio securities. An investment in the Equity Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Equity Income Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Equity Income Fund.

Investing in the Equity Income Fund involves the following risks:

• Coronavirus (“COVID-19”) and Global Health Events. COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Fund’s performance, as well as the performance and viability of issuers in which it invests.

•Equity Risk. Equity risk is the risk that the prices of the securities held by the Equity Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Equity Income Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Equity Income Fund’s investments in these securities will necessarily reduce the volatility of the Equity Income Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

•Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•Interest Rate Risk and Credit Risk. Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Equity Income Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise in the future. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due.

•Low Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price. Lower rated securities are commonly referred to as “junk” or “high yield” securities.

•Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Equity Income Fund holds, then the value of the Equity Income Fund’s shares may decline.

•Value Investing Risk. The Equity Income Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Equity Income Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Equity Income Fund’s relative performance may suffer.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Equity Income Fund by showing changes in the Equity Income Fund’s performance from year to year and by showing how the Equity Income Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Equity Income Fund’s past performance (before and after taxes) does not predict how the Equity Income Fund will perform in the future. Updated information on the Equity Income Fund’s results can be obtained by visiting www.gabelli.com.

EQUITY INCOME FUND
(Total Returns for Class AAA Shares for the Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
1.75%
13.08%
29.63%
7.06%
-4.25%
10.21%
15.12%
-11.00%
22.26%
7.08%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

During the calendar years shown in the bar chart, the highest return for a quarter was 16.94% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.24)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2020)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Equity Income Fund Class AAA Shares (first issued on 1/2/92)
Return Before Taxes	7.08%	8.13%	8.50%
Return After Taxes on Distributions	1.09%	3.33%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	7.08%	5.78%	6.50%
Class A Shares (first issued on 12/31/03):
Return Before Taxes	0.98%	6.86%	7.86%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	5.30%	7.32%	7.69%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	7.43%	8.41%	8.77%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Lipper Equity Income Funds Average	4.72%	10.47%	10.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class AAA shares, and after-tax returns for other classes will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Equity Income Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”).

In addition to the S&P 500 Index, the Equity Income Fund’s returns are also compared with the Lipper Equity Income Funds Average. The Lipper Equity Income Funds Average is based on the average return of all funds in the Lipper Equity Income Funds universe. Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Equity Income Fund since its inception on January 2, 1992.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 when purchasing the shares directly through G.distributors, LLC, the Equity Income Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I Shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Equity Income Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Equity Income Fund by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Equity Income Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Equity Income Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Equity Income Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Equity Income Fund.

Tax Information

The Equity Income Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Equity Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Income Fund and its related companies may pay the intermediary for the sale of Equity Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Was Intentionally Left Blank.

This Page Was Intentionally Left Blank.

444 multi 2021